UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 8, 2006
REPUBLIC PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1280 Maryland Avenue, SW
Suite 280
Washington, D.C.	20024
(Address of principal executive offices)	(Zip Code)
(202) 863-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 8 — 10, 2006, Republic Property Trust will provide the presentation attached to this report as Exhibit 99.1 as part of the 2006 NAREIT Annual Convention.
The information being furnished pursuant to this “Item 7.01 Regulation FD Disclosure”, including Exhibit 99.1, shall not be deemed to be “filed” with the SEC for any purpose including Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section; nor shall such information be incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.
This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other SEC reports of Republic Property Trust, including that actual events or results may differ materially from those in the forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

99.1	Republic Property Trust: NAREIT Annual Convention, November 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC PROPERTY TRUST
Date: November 8, 2006	By:	/s/ Michael J. Green
By: Michael J. Green
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Republic Property Trust: NAREIT Annual Convention, November 2006.